UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2026

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 7, 2026, Volato Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Catheter Precision, Inc. (NYSE American: VTAK) and certain institutional investors (collectively, the “Investors”) for the sale by the Company of 6,500,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share, at a per share price of $0.34. The closing of the offering is subject to the satisfaction of certain customary closing conditions including, without limitation, approval by the NYSE American LLC of a supplemental listing application for the Shares and delivery by the Company of freely tradeable securities of a third-party as more fully described in the Purchase Agreement to Catheter Precision, Inc. The Company expects to receive gross proceeds of approximately $2.21 million from the offering, before deducting transaction fees and offering expenses payable by the Company.

The Purchase Agreement contains customary mutual representations and warranties, as well as indemnification provisions and covenants by the Company, including an agreement by the Company not to enter into any Variable Rate Transactions (as defined in the Purchase Agreement) for a period of nine months from the Effective Date (as defined in the Purchase Agreement), subject to certain exceptions.

Registration Rights Agreement

On June 7, 2026, in connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) in favor of the Investors. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement to register the resale of the Shares on or before the 10th calendar day following the date of the Registration Rights Agreement, and to use commercially reasonable efforts to cause such registration statement to be declared effective as promptly as possible, but in any event before the Effectiveness Deadline (as defined therein). Once effective, the Company agreed to keep the registration statement effective until the date that all Shares covered by the registration statement (i) have been sold, either under the registration statement or pursuant to Rule 144 (“Rule 144”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The Registration Rights Agreement includes other customary covenants and obligations of the Company.

The foregoing summaries of the Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in entirety by reference to the full text of the Purchase Agreement and Registration Rights Agreement, forms of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The securities offered by the Company have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K is not an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02 in its entirety.

The Company offered and will issue the Shares in reliance upon the exemptions from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, based in part on representations made by the Investors. The securities were offered without any general solicitation by the Company or its representatives. The securities offered have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. No sales commissions were paid in connection with the sales of these securities.

Item 7.01. Regulation FD Disclosure.

On June 8, 2026, the Company issued a press release announcing the capital raise and a focus on AI infrastructure acquisition opportunities. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management or the board’s current expectations or predictions of future conditions, events, or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements, including statements regarding the challenges associated with executing our growth strategy, developing, marketing and consistently delivering high-quality services that meet customer expectations. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions, and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, the risk that the Reverse Stock Split may not have the effect of increasing the trading price of the Company’s Common Stock, the risk that the Company may not be able to maintain compliance with all continued listing requirements, and a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control, that are described in the Company’s periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent reports filed with the SEC, and other factors that the Company may describe from time to time in other filings with the SEC. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated June 7, 2026, between Volato Group, Inc. and the Investors party thereto.

10.2	Form of Registration Rights Agreement, dated June 7, 2026, between Volato Group, Inc. and the Investors party thereto.

99.1	Press Release dated June 8, 2026.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2026

Volato Group, Inc.

	By:	/s/ Mark Heinen
	Name:	Mark Heinen
	Title:	Chief Financial Officer